Share-Based Compensation	12 Months Ended
Sep. 30, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation

Note 7 — Share-Based Compensation

The Company grants share-based awards under the 2004 Employee and Director Equity-Based Compensation Plan (“2004 Plan”), which provides long-term incentive compensation to employees and directors consisting of: stock appreciation rights (“SARs”), stock options, performance-based restricted stock units, time-vested restricted stock units and other stock awards.

The amounts and location of compensation cost relating to share-based payments included in consolidated statements of income is as follows:

(Millions of dollars)	2014	2013	2012
Cost of products sold	$23	$20	$18
Selling and administrative expense	74	66	59
Research and development expense	16	14	12

	$113	$100	$89

The associated income tax benefit recognized was $40 million, $35 million and $32 million in fiscal years 2014, 2013 and 2012, respectively. Share-based compensation attributable to discontinued operations was not material.

Stock Appreciation Rights

SARs represent the right to receive, upon exercise, shares of common stock having a value equal to the difference between the market price of common stock on the date of exercise and the exercise price on the date of grant. SARs vest over a four-year period and have a ten-year term. The fair value was estimated on the date of grant using a lattice-based binomial option valuation model that uses the following weighted-average assumptions:

	2014	2013	2012
Risk-free interest rate	2.31%	1.33%	1.67%
Expected volatility	19.0%	21.0%	22.0%
Expected dividend yield	2.00%	2.60%	2.50%
Expected life	7.8 years	8.0 years	7.9 years
Fair value derived	$19.90	$12.08	$12.61

Expected volatility is based upon historical volatility for the Company’s common stock and other factors. The expected life of SARs granted is derived from the output of the lattice-based model, using assumed exercise rates based on historical exercise and termination patterns, and represents the period of time that SARs granted are expected to be outstanding. The risk-free interest rate used is based upon the published U.S. Treasury yield curve in effect at the time of grant for instruments with a similar life. The dividend yield is based upon the most recently declared quarterly dividend as of the grant date. The total intrinsic value of SARs exercised during 2014, 2013 and 2012 was $69 million, $54 million and $4 million, respectively. The Company issued 610 thousand shares during 2014 to satisfy the SARs exercised. The actual tax benefit realized during 2014, 2013 and 2012 for tax deductions from SAR exercises totaled $26 million, $19 million and $3 million, respectively. The total fair value of SARs vested during 2014, 2013 and 2012 was $25 million, $30 million and $37 million, respectively.

A summary of SARs outstanding as of September 30, 2014 and changes during the year then ended is as follows:

	SARs (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (Millions of dollars)
Balance at October 1	8,594	$73.52
Granted	1,073	108.89
Exercised	(1,728)	72.56
Forfeited, canceled or expired	(87)	80.30

Balance at September 30	7,852	$78.49	6.13	$277

Vested and expected to vest at September 30	7,562	$78.16	6.06	$270

Exercisable at September 30	4,950	$73.40	4.98	$200

Stock Options

The Company has not granted stock options since 2005. All outstanding stock option grants are fully vested and have a ten-year term.

A summary of stock options outstanding as of September 30, 2014 and changes during the year then ended is as follows:

	Stock Options (in thousands)	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value (Millions of dollars)
Balance at October 1	435	$49.74
Exercised	(337)	49.43
Forfeited, canceled or expired	(23)	38.78

Balance at September 30	74	$54.57	0.15	$4

Vested at September 30	74	$54.57	0.15	$4

Exercisable at September 30	74	$54.57	0.15	$4

Cash received from the exercising of stock options in 2014, 2013 and 2012 was $17 million, $64 million and $52 million, respectively. The actual tax benefit realized for tax deductions from stock option exercises totaled $7 million, $21 million and $12 million, respectively. The total intrinsic value of stock options exercised during the years 2014, 2013 and 2012 was $21 million, $65 million and $58 million, respectively.

Performance-Based Restricted Stock Units

Performance-based restricted stock units cliff vest three years after the date of grant. These units are tied to the Company’s performance against pre-established targets over a three-year performance period. The performance measures for fiscal years 2014 and 2013 were relative total shareholder return (measures the Company’s stock performance during the performance period against that of peer companies) and average annual return on invested capital while the performance measures in fiscal year 2012 were average growth rate of consolidated revenues and average annual return on invested capital. Under the Company’s long-term incentive program, the actual payout under these awards may vary from zero to 200% of an employee’s target payout, based on the Company’s actual performance over the three-year performance period. The fair value is based on the market price of the Company’s stock on the date of grant. Compensation cost initially recognized assumes that the target payout level will be achieved and is adjusted for subsequent changes in the expected outcome of performance-related conditions.

A summary of performance-based restricted stock units outstanding as of September 30, 2014 and changes during the year then ended is as follows:

	Stock Units (in thousands)	Weighted Average Grant Date Fair Value
Balance at October 1	1,651	$74.15
Granted	382	110.58
Distributed	(80)	76.64
Forfeited or canceled	(698)	77.06

Balance at September 30(A)	1,255	$83.47

Expected to vest at September 30(B)	526	$79.98

(A)	Based on 200% of target payout.

(B)	Net of expected forfeited units and units in excess of the expected performance payout of 84 thousand and 645 thousand shares, respectively.

The weighted average grant date fair value of performance-based restricted stock units granted during the years 2013 and 2012 was $72.14 and $72.12, respectively. The total fair value of performance-based restricted stock units vested during 2014 was $10 million and the fair value of units vested during 2012 was $7 million. Based on the Company’s results during the performance period, compared with the established performance targets for payout, there was no payout of performance-based restricted stock units in fiscal year 2013. At September 30, 2014, the weighted average remaining vesting term of performance-based restricted stock units is 1.11 years.

Time-Vested Restricted Stock Units

Time-vested restricted stock units generally cliff vest three years after the date of grant, except for certain key executives of the Company, including the executive officers, for which such units generally vest one year following the employee’s retirement. The related share-based compensation expense is recorded over the requisite service period, which is the vesting period or in the case of certain key executives is based on retirement eligibility. The fair value of all time-vested restricted stock units is based on the market value of the Company’s stock on the date of grant.

A summary of time-vested restricted stock units outstanding as of September 30, 2014 and changes during the year then ended is as follows:

	Stock Units (in thousands)	Weighted Average Grant Date Fair Value
Balance at October 1	2,787	$71.81
Granted	904	102.74
Distributed	(407)	75.80
Forfeited or canceled	(270)	77.67

Balance at September 30	3,015	$80.03

Expected to vest at September 30	2,829	$79.70

The weighted average grant date fair value of time-vested restricted stock units granted during the years 2013 and 2012 was $70.99 and $72.27, respectively. The total fair value of time-vested restricted stock units vested during 2014, 2013 and 2012 was $45 million, $52 million and $38 million, respectively. At September 30, 2014, the weighted average remaining vesting term of the time-vested restricted stock units is 1.10 years.

The amount of unrecognized compensation expense for all non-vested share-based awards as of September 30, 2014, is approximately $108 million, which is expected to be recognized over a weighted-average remaining life of approximately 1.89 years. At September 30, 2014, 9,051 thousand shares were authorized for future grants under the 2004 Plan.

The Company has a policy of satisfying share-based payments through either open market purchases or shares held in treasury. At September 30, 2014, the Company has sufficient shares held in treasury to satisfy these payments.

Other Stock Plans

The Company has a Stock Award Plan, which allows for grants of common shares to certain key employees. Distribution of 25% or more of each award is deferred until after retirement or involuntary termination, upon which the deferred portion of the award is distributable in five equal annual installments. The balance of the award is distributable over five years from the grant date, subject to certain conditions. In February 2004, this plan was terminated with respect to future grants upon the adoption of the 2004 Plan. At September 30, 2014 and 2013, awards for 58 thousand and 73 thousand shares, respectively, were outstanding.

The Company has a Directors’ Deferral Plan, which provides a means to defer director compensation, from time to time, on a deferred stock or cash basis. As of September 30, 2014, 109 thousand shares were held in trust, of which two thousand shares represented Directors’ compensation in 2014, in accordance with the provisions of the plan. Under this plan, which is unfunded, directors have an unsecured contractual commitment from the Company.

The Company also has a Deferred Compensation Plan that allows certain highly-compensated employees, including executive officers, to defer salary, annual incentive awards and certain equity-based compensation. As of September 30, 2014, 360 thousand shares were issuable under this plan.